UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  April 24, 2012

HARLEYSVILLE GROUP INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-14697	51-0241172
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

355 Maple Avenue, Harleysville, Pennsylvania	19438
(Address of Principal Executive Offices)	(Zip Code)

(215) 256-5000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

At the special meeting of the stockholders of Harleysville Group Inc. (the “Company”) held on April 24, 2012, at which a quorum was present, the stockholders of the Company approved the following proposals (with the final results of each proposal set forth below):  (1) the proposal to adopt the Agreement and Plan of Merger, dated as of September 28, 2011 (the “Merger Agreement”), by and among Nationwide Mutual Insurance Company, Harleysville Mutual Insurance Company, Nationals Sub, Inc. and the Company; and (2) the proposal to approve, on a non-binding advisory basis, compensation that may be received by the Company’s named executive officers in connection with or related to the merger of Nationals Sub, Inc. with and into the Company (the “Subsidiary Merger”).  The proposals are described in the Company’s Definitive Proxy Statement on Schedule 14A, which was filed with the U.S. Securities and Exchange Commission on March 22, 2012.  As of February 29, 2012, the record date for the special meeting, 27,277,285 shares of the Company’s authorized and issued common stock was outstanding and entitled to vote at the special meeting.

The results of the stockholders’ vote for each of the proposals were as follows:

1.             The proposal to adopt the Merger Agreement:

FOR	AGAINST	ABSTAIN
24,477,370	45,868	6,178

2.             The proposal to approve, on a non-binding advisory basis, compensation that may be received by the Company’s named executive officers in connection with or related to the Subsidiary Merger:

FOR	AGAINST	ABSTAIN
18,062,363	5,962,339	504,714

ITEM 8.01  OTHER EVENTS.

Also on April 24, 2012, the members of Harleysville Mutual Insurance Company (“Harleysville Mutual”), the owner of approximately 54% of the issued and outstanding shares of common stock of the Company, voted to adopt the Merger Agreement, and the related merger of Harleysville Mutual Insurance Company with and into Nationwide Mutual Insurance Company by a margin of 24,357 votes (87% of votes cast) to 3,504 votes (13% of votes cast), with 1,613 votes abstaining.

On April 25, 2012, the Company issued a press release announcing that the Merger Agreement had been adopted by the Company’s stockholders and Harleysville Mutual’s members.  A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of Harleysville Group Inc. issued on April 25, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 25, 2012		HARLEYSVILLE GROUP INC.

	By:	/s/ Robert A. Kauffman
Robert A. Kauffman
Senior Vice President, Secretary, General Counsel & Chief Compliance Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of Harleysville Group Inc. issued on April 25, 2012.